Exhibit 99.2

January 2009

QUARTERLY FINANCIAL SUPPLEMENT

Investment Community Member:

To assist in your financial analysis, the following supplement of most requested information concerning Fifth Third Bancorp is provided.

Numbers are unaudited for quarterly information.

If you need further information, please fax or e-mail your request to Fifth Third’s Investor Relations Department at (513) 534-3945 or

Jeff.Richardson@53.com.

Jeff Richardson	Jim Eglseder
SVP / Investor Relations	VP / Investor Relations
(513) 534-0983	(513) 534-8424

Quarterly Data

	Three Months Ended
	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2007	September 30, 2007	June 30, 2007	March 31, 2007
Ratios (percent)
Return on assets	(7.16)	(0.19)	(0.72)	1.03	0.06	1.26	1.50	1.47
Return on average common equity	(94.6)	(3.3)	(8.5)	12.3	0.7	13.8	15.7	14.6
Average equity as a percent of average assets	8.65	9.45	8.59	8.43	8.77	9.13	9.53	10.05
Net interest margin (a)	3.46	4.24	3.04	3.41	3.29	3.34	3.37	3.44
Efficiency (a)	131.3	54.2	58.6	42.3	72.6	59.2	54.1	55.8
Net losses charged off as a percent of average loans and leases	7.50	2.17	1.66	1.37	0.89	0.60	0.55	0.39
Allowance for loan and lease losses as a percent of loans and leases	3.31	2.41	1.85	1.49	1.17	1.08	1.06	1.05
Allowance for credit losses as a percent of loans and leases	3.54	2.56	1.98	1.62	1.29	1.19	1.16	1.15
Nonperforming assets as a percent of loans, leases and other assets, including OREO (b)	2.96	3.30	2.57	1.96	1.32	0.92	0.70	0.66
Allowance for loan and lease losses as a percent of nonperforming assets	93.76	72.77	71.87	75.73	88.06	117.10	152.21	158.80
Allowance for credit losses as a percent of nonperforming assets	100.32	77.43	77.08	82.20	96.99	128.24	166.77	174.82
Common Share Data
Earnings per share	$(3.82)	$(0.14)	$(0.37)	$0.54	$0.03	$0.61	$0.69	$0.65
Earnings per diluted share	(3.82)	(0.14)	(0.37)	0.54	0.03	0.61	0.69	0.65
Cash dividends per common share	0.01	0.15	0.15	0.44	0.44	0.42	0.42	0.42
Book value per share	13.57	16.65	16.75	17.56	17.18	17.43	17.14	17.81
Common shares outstanding, excluding treasury	577,386,612	577,486,544	577,529,636	532,106,075	532,671,925	532,626,990	535,696,910	550,077,279
Market price per share:
High	$14.75	$21.00	$23.75	$28.58	$35.34	$41.17	$43.32	$41.41
Low	6.32	7.96	8.96	20.25	24.82	33.60	37.88	37.93
End of period	8.26	11.90	10.18	20.92	25.13	33.88	39.77	38.69
Price/earnings ratio (c)	NM	198.33	12.57	11.19	12.69	16.37	18.58	18.08
Supplemental Data
Common dividends declared ($ in millions)	$6	$87	$87	$234	$234	$224	$225	$231
Full-time equivalent employees	21,476	21,522	21,617	21,726	21,683	20,775	21,033	21,442
Banking centers	1,307	1,298	1,308	1,232	1,227	1,181	1,167	1,161
ATMs	2,341	2,329	2,329	2,221	2,211	2,153	2,132	2,104

(a)	Presented on a fully taxable equivalent basis (“FTE”).

(b)	Excludes nonperforming assets held for sale.

(c)	Based on the most recent twelve-month earnings per diluted share and end of period stock prices. (NM = Not Meaningful)

Quarterly Data

	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2007	September 30, 2007	June 30, 2007	March 31, 2007
Income Statement ($ in millions)
Interest income (FTE)	$1,411	$1,553	$1,213	$1,453	$1,556	$1,535	$1,495	$1,466
Interest expense	514	485	469	627	771	775	750	724

Net interest income (FTE)	897	1,068	744	826	785	760	745	742
Provision for loan and lease losses	2,356	941	719	544	284	139	121	84
Noninterest income:
Electronic payment processing revenue	230	235	235	213	223	212	205	185
Service charges on deposits	162	172	159	147	160	151	142	126
Investment advisory revenue	78	90	92	93	94	95	97	96
Corporate banking revenue	121	104	111	107	106	91	88	83
Mortgage banking net revenue	(29)	45	86	97	26	26	41	40
Other noninterest income	24	112	49	177	(113)	93	96	78
Securities gains (losses), net	(40)	(63)	(10)	27	7	13	—	—
Securities gains, net - non-qualifying hedges on mortgage servicing rights	96	22	—	3	6	—	—	—

Total noninterest income	642	717	722	864	509	681	669	608
Noninterest expense:
Salaries, wages and incentives	337	321	331	347	328	310	309	292
Employee benefits	61	72	60	85	56	67	68	87
Payment processing expense	70	70	67	66	68	65	59	52
Net occupancy expense	77	77	73	72	70	66	68	65
Technology and communications	48	47	49	47	47	41	41	40
Equipment expense	35	34	31	31	32	30	31	29
Other noninterest expense	1,394	346	247	67	339	274	189	188

Total noninterest expense	2,022	967	858	715	940	853	765	753

Income (loss) before income taxes (FTE)	(2,839)	(123)	(111)	431	70	449	528	513
Taxable equivalent adjustment	5	5	6	6	6	6	6	6

Income (loss) before income taxes	(2,844)	(128)	(117)	425	64	443	522	507
Applicable income taxes	(702)	(72)	85	139	48	118	146	148

Net income (loss)	$(2,142)	$(56)	$(202)	$286	$16	$325	$376	$359

Net income (loss) available to common shareholders	$(2,184)	$(81)	$(202)	$286	$16	$325	$375	$359

Regulatory Capital Data ($ in millions) (a)
Tier I capital	$11,924	$9,734	$9,829	$8,993	$8,924	$9,201	$8,616	$9,053
Tier II capital	4,722	4,239	4,202	4,211	2,809	2,623	2,547	2,581

Total risk-based capital	$16,646	$13,973	$14,031	$13,204	$11,733	$11,824	$11,163	$11,634

Risk-weighted assets	$112,572	$113,601	$115,481	$116,451	$115,529	$108,754	$105,950	$103,937

Tier I capital ratio	10.59%	8.57%	8.51%	7.72%	7.72%	8.46%	8.13%	8.71%
Total risk-based capital ratio	14.79%	12.30%	12.15%	11.34%	10.16%	10.87%	10.54%	11.19%
Tier I leverage ratio	10.27%	8.77%	9.08%	8.28%	8.50%	9.23%	8.76%	9.36%

(a)	June 30, 2008 regulatory capital data and ratios are estimated.

Quarterly Data

	As of
	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2007	September 30, 2007	June 30, 2007	March 31, 2007
Balance Sheet ($ in millions, except share data)
Assets
Cash and due from banks	$2,739	$2,774	$2,853	$3,092	$2,660	$2,494	$2,294	$2,211
Available-for-sale and other securities	12,728	13,177	12,718	12,421	10,677	10,777	11,015	10,592
Held-to-maturity securities	360	360	361	353	355	346	346	347
Trading securities	1,191	915	241	184	171	155	148	160
Other short-term investments	3,578	229	286	517	620	765	437	256

Total cash and securities	20,596	17,455	16,459	16,567	14,483	14,537	14,240	13,566
Loans held for sale	1,452	1,000	889	2,573	4,329	2,761	1,708	1,382
Portfolio loans and leases	84,143	85,498	85,524	80,886	80,253	76,254	75,709	74,821

Total loans and leases	85,595	86,498	86,413	83,459	84,582	79,015	77,417	76,203
Allowance for loan and lease losses	(2,787)	(2,058)	(1,580)	(1,205)	(937)	(827)	(803)	(784)
Bank premises and equipment	2,494	2,470	2,444	2,265	2,223	2,127	2,063	2,001
Operating lease equipment	463	369	364	317	353	283	209	212
Goodwill	2,624	3,592	3,603	2,460	2,470	2,192	2,192	2,192
Intangible assets	168	188	203	143	147	138	147	158
Servicing rights	499	687	701	596	618	626	607	572
Other real estate owned	231	214	208	193	159	127	113	99
Other assets	9,881	6,879	6,160	6,601	6,864	6,047	5,205	5,605

Total assets	$119,764	$116,294	$114,975	$111,396	$110,962	$104,265	$101,390	$99,824

Liabilities
Deposits:
Demand	$15,287	$14,241	$16,259	$14,949	$14,404	$13,174	$13,524	$13,510
Interest checking	13,826	13,251	14,002	14,842	15,254	14,294	14,672	15,755
Savings	16,063	15,955	16,602	16,572	15,635	15,599	15,036	14,256
Money market	4,689	5,352	6,806	7,077	6,521	6,163	6,334	6,336
Foreign office	2,144	1,999	2,174	2,354	2,572	2,014	1,744	1,495
Other time	14,350	11,778	9,839	9,883	11,440	10,267	10,428	10,869
Certificates - $100,000 and over	11,851	13,173	10,870	4,993	6,738	5,973	6,204	6,776
Other foreign office	403	1,711	864	731	2,881	1,898	1,251	191

Total deposits	78,613	77,460	77,416	71,401	75,445	69,382	69,193	69,188
Federal funds purchased	287	2,521	2,447	5,612	4,427	5,130	3,824	1,622
Other short-term borrowings	9,959	8,791	5,628	6,387	4,747	3,796	3,331	2,383
Other liabilities	5,243	3,879	3,684	4,603	4,325	4,166	3,894	4,207
Long-term debt	13,585	12,947	15,046	14,041	12,857	12,498	11,957	12,620

Total liabilities	107,687	105,598	104,221	102,044	101,801	94,972	92,199	90,020

Shareholders’ Equity
Common and preferred equity	12,208	10,986	11,138	11,537	11,496	11,665	11,542	11,440
Accumulated other comprehensive income related to employee benefit plans	(105)	(53)	(54)	(55)	(57)	(55)	(56)	(58)
Net unrealized gains (losses):
Available-for-sale securities	115	(47)	(132)	2	(94)	(149)	(230)	(105)
Qualifying cash flow hedges	88	41	34	64	25	6	(7)	—
Treasury stock, at cost	(229)	(231)	(232)	(2,196)	(2,209)	(2,174)	(2,058)	(1,473)

Total shareholders’ equity	12,077	10,696	10,754	9,352	9,161	9,293	9,191	9,804

Total liabilities & shareholders’ equity	$119,764	$116,294	$114,975	$111,396	$110,962	$104,265	$101,390	$99,824

Share Data
Preferred shares outstanding	180,620	53,550	53,550	9,250	9,250	9,250	9,250	9,250
Common shares outstanding, excluding treasury	577,386,612	577,486,544	577,529,636	577,529,636	532,671,925	532,626,990	535,696,910	550,077,279
Treasury shares held	6,040,492	5,940,560	5,897,468	51,321,029	51,516,339	50,800,114	47,730,194	33,349,825

Quarterly Data

	Three Months Ended
	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2007	September 30, 2007	June 30, 2007	March 31, 2007
Average Balance Sheet ($ in millions, except share data)
Assets
Interest-earning assets:
Loans and leases	$87,425	$85,772	$85,212	$84,912	$82,172	$78,243	$77,048	$75,860
Taxable securities	14,882	13,310	12,554	11,560	11,360	11,180	11,030	10,951
Tax exempt securities	288	315	364	403	464	490	508	534
Other short-term investments	513	890	445	634	682	499	203	225

Total interest-earning assets	103,108	100,287	98,575	97,509	94,678	90,412	88,789	87,570
Cash and due from banks	2,897	2,468	2,357	2,236	2,424	2,189	2,235	2,251
Other assets	15,090	13,683	12,370	12,477	11,444	10,330	10,524	10,140
Allowance for loan and lease losses	(2,142)	(1,654)	(1,204)	(931)	(819)	(800)	(781)	(769)

Total assets	$118,953	$114,784	$112,098	$111,291	$107,727	$102,131	$100,767	$99,192

Liabilities
Interest-bearing liabilities:
Interest checking	$13,315	$13,843	$14,396	$14,836	$14,394	$14,334	$15,061	$15,509
Savings	15,960	16,154	16,583	16,075	15,616	15,390	14,620	13,689
Money market	4,983	6,051	6,592	6,896	6,363	6,247	6,244	6,377
Foreign office	1,876	2,126	2,169	2,443	2,249	1,808	1,637	1,343
Other time	13,337	10,780	9,517	10,884	11,011	10,290	10,780	11,037
Certificates - $100,000 and over	12,468	11,623	8,143	5,835	6,613	6,062	6,511	6,682
Other foreign office	1,473	395	2,948	3,861	2,464	1,981	732	364
Federal funds purchased	2,016	1,013	3,643	5,258	4,189	4,322	3,540	2,505
Other short-term borrowings	10,912	9,613	5,623	4,937	4,890	3,285	2,372	2,400
Long-term debt	13,101	14,392	14,803	13,328	13,188	12,351	12,238	12,242

Total interest-bearing liabilities	89,441	85,990	84,417	84,353	80,977	76,070	73,735	72,148
Demand deposits	14,602	14,225	14,023	13,208	13,345	13,143	13,370	13,185
Other liabilities	4,619	3,726	4,029	4,351	3,959	3,594	4,063	3,889

Total liabilities	108,662	103,941	102,469	101,912	98,281	92,807	91,168	89,222
Shareholders’ equity	10,291	10,843	9,629	9,379	9,446	9,324	9,599	9,970

Total liabilities & shareholders’ equity	$118,953	$114,784	$112,098	$111,291	$107,727	$102,131	$100,767	$99,192

Average loans and leases (excluding held for sale)	$86,369	$84,695	$83,537	$80,945	$78,174	$76,295	$75,205	$74,416
Average common shares outstanding:
Basic	571,809,026	571,705,319	540,029,899	528,497,585	529,119,898	530,123,356	540,263,755	551,501,038
Diluted	571,809,026	571,705,319	540,029,899	530,372,174	530,938,891	532,470,709	543,228,461	554,174,864

Quarterly Data

	Three Months Ended
	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2007	September 30, 2007	June 30, 2007	March 31, 2007
End of Period Loans and Leases ($ in millions) (net of unearned discount)
Commercial:
Commercial loans	$29,220	$29,424	$28,958	$27,937	$26,079	$23,317	$22,162	$21,479
Commercial mortgage	12,952	13,355	13,394	12,155	11,967	11,178	11,112	10,909
Commercial construction	5,114	6,002	6,007	5,592	5,561	5,463	5,469	5,688
Commercial leases	3,666	3,642	3,647	3,727	3,737	3,710	3,698	3,694

Subtotal - commercial	50,952	52,423	52,006	49,411	47,344	43,668	42,441	41,770
Consumer:
Residential mortgage	10,292	10,292	10,704	10,985	11,433	9,945	10,038	9,730
Home equity	12,752	12,599	12,421	11,803	11,874	11,737	11,780	11,948
Automobile loans	8,594	8,306	8,362	8,394	11,183	11,043	10,714	10,400
Credit card	1,811	1,688	1,717	1,686	1,591	1,460	1,263	1,111
Other consumer loans and leases	1,198	1,190	1,203	1,180	1,157	1,162	1,181	1,244

Subtotal - consumer	34,647	34,075	34,407	34,048	37,238	35,347	34,976	34,433

Total loans and leases	$85,599	$86,498	$86,413	$83,459	$84,582	$79,015	$77,417	$76,203

Average Loans and Leases ($ in millions) (net of unearned discount)
Commercial:
Commercial loans	$30,227	$28,284	$28,557	$26,617	$24,526	$22,345	$21,587	$20,908
Commercial mortgage	13,194	13,257	12,590	12,052	11,588	11,117	11,030	10,566
Commercial construction	5,990	6,110	5,700	5,577	5,544	5,499	5,595	6,014
Commercial leases	3,610	3,642	3,747	3,723	3,692	3,700	3,678	3,661

Subtotal - commercial	53,021	51,293	50,594	47,969	45,350	42,661	41,890	41,149
Consumer:
Residential mortgage	10,327	10,711	11,244	11,699	11,181	10,396	10,201	10,166
Home equity	12,677	12,534	12,012	11,846	11,843	11,752	11,886	12,072
Automobile loans	8,428	8,303	8,439	10,542	11,158	10,865	10,552	10,230
Credit card	1,748	1,720	1,703	1,660	1,461	1,366	1,248	1,021
Other consumer loans and leases	1,225	1,211	1,221	1,196	1,179	1,203	1,271	1,222

Subtotal - consumer	34,405	34,479	34,619	36,943	36,822	35,582	35,158	34,711

Total average loans and leases	$87,426	$85,772	$85,213	$84,912	$82,172	$78,243	$77,048	$75,860

Asset Quality ($ in millions)
Nonaccrual loans and leases	$1,696	$2,179	$1,670	$1,224	$813	$547	$404	$390
Nonaccrual loans held for sale	473	—	—	—	—	—	—	—
Restructured loans and leases	574	427	318	164	80	22	2	—
Other assets, including other real estate owned	230	222	212	204	171	137	122	104

Total nonperforming assets	$2,973	$2,828	$2,200	$1,592	$1,064	$706	$528	$494

Ninety days past due loans and leases	$662	$671	$608	$539	$491	$360	$302	$243

Commercial loans and leases	$586	$573	$425	$311	$180	$180	$141	$143
Commercial mortgage	715	724	524	312	243	146	113	107
Commercial construction loans	578	636	537	408	249	105	65	57
Consumer mortgage and construction	601	474	329	211	121	74	40	38
Other consumer loans and leases	263	199	173	146	100	64	47	45

Total nonperforming loans and leases	$2,743	$2,606	$1,988	$1,388	$893	$569	$406	$390

Credit Charge-Offs ($ in millions)
Gross charge-offs	$(1,652)	$(481)	$(365)	$(293)	$(193)	$(127)	$(124)	$(99)
Recoveries	25	18	21	17	19	12	22	28

Net losses charged off	$(1,627)	$(463)	$(344)	$(276)	$(174)	$(115)	$(102)	$(71)